UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2023

TuSimple Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40326	86-2341575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9191 Towne Centre Drive, Suite 600
San Diego, CA 92122
(Address of principal executive offices, including zip code)

(619) 916-3144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TSP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

As of March 15, 2023, in connection with an investor event scheduled for March 16, 2023, TuSimple Holdings Inc. (the “Company”) discloses that the Company had approximately $1 billion of cash and short-term investments (unaudited) as of December 31, 2022. In addition, the Company expects that the December 2022 reduction in workforce would drive between $55 million and $65 million of cash compensation savings.

Because the Company’s consolidated financial statements for the year ended December 31, 2022 have not been audited, the statement of the Company’s cash and short-term investments as of December 31, 2022 in this Item 2.02 is subject to change.

The information furnished with this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The Company uses its Investor Relations website (https://ir.tusimple.com/investor-relations) as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This report contains forward-looking statements, including statements regarding the Company’s expected financial results including anticipated cost savings from reduction in workforce. These statements are based on current expectations as of the date of this report and involve a number of risks and uncertainties, which may cause results to differ materially from those indicated by these forward-looking statements. Many important factors could cause actual future events to differ materially from the forward-looking statements in this report, including but not limited to those related to the Company’s ability to complete the Form 10-Q and Form 10-K within the anticipated time period, the Company’s ability to regain compliance with Nasdaq listing standards, the Company’s ability to engage an independent auditor, the Company’s restructuring plan including potential cost-savings, autonomous driving being an emerging technology, the development of the Company’s technologies and products, the Company’s limited operating history in a new market, the regulations governing autonomous vehicles, changes in the Company’s board of directors and senior management, the Company’s dependence on its senior management team, reliance on third-party suppliers, potential product liability or warranty claims, the protection of the Company’s intellectual property, securities class action litigation, strategic alternatives for the Company’s Asia business, and government or regulatory policies, inquiries and actions. Moreover, the Company operates in a competitive and rapidly changing environment, and new risks may emerge from time to time. The foregoing list of factors is not exhaustive.

You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption “Risk Factors” in our most recent annual report on Form 10-K, filed with the SEC on February 24, 2022, and the Company’s other filings with the SEC. These SEC filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2023, the board of directors (the “Board”) of the Company appointed J. Tyler McGaughey and Zhen Tao to the Board, effective immediately. Mr. McGaughey and Ms. Tao will each serve until the Company’s 2023 annual meeting of stockholders and until their successors are elected and qualified. The Board has determined that Mr. McGaughey and Ms. Tao meet the requirements for independence under the Exchange Act and under the applicable listing standards of The Nasdaq Stock Market.

The Board appointed Ms. Tao as a member of the Board’s Audit Committee.

Mr. McGaughey and Ms. Tao will each enter into the Company’s standard form of indemnification agreement filed as Exhibit 10.1 to the Company’s registration statement on Form S-1, filed with the SEC on March 23, 2021.

There are no arrangements or understandings between either of Mr. McGaughey or Ms. Tao and any other persons pursuant to which either individual was elected as a member of the Board. There are no family relationships between either of Mr. McGaughey or Ms. Tao and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Neither Mr. McGaughey nor Ms. Tao is party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On March 15, 2023, the Company issued a press release in connection with the foregoing appointments. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Exchange Act, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by TuSimple Holdings Inc. on March 15, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TuSimple Holdings Inc.

By:	/s/ Eric Tapia
Eric Tapia
Chief Financial Officer

Dated: March 15, 2023